April 15, 2025 2025 First Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets and statements regarding the proposed merger of Southern States Bancshares, Inc. (“Southern States”) with the Company (the “Proposed Merger”) and expectations with regard to the benefits of the Proposed Merger. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply- demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) risks associated with the Proposed Merger, including (a) the risk that the cost savings and any revenue synergies from the Proposed Merger is less than or different from expectations, (b) disruption from the Proposed Merger with customer, supplier, or employee relationships, (c) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement and Plan of Merger by and between the Company and Southern States, (d) the failure to obtain necessary regulatory approvals for the Proposed Merger, (e) the failure to obtain the approval of the Company’s and Southern States’ shareholders in connection with the Proposed Merger, (f) the possibility that the costs, fees, expenses and charges related to the Proposed Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (g) the failure of the conditions to the Proposed Merger to be satisfied, (h) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (i) the diversion of management time on merger-related issues, (j) the ability of the Company to effectively manage the larger and more complex operations of the combined company following the Proposed Merger, (k) the risks associated with the Company’s pursuit of future acquisitions, (l) the risk of expansion into new geographic or product markets, (m) reputational risk and the reaction of the parties’ customers to the Proposed Merger, (n) the Company’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (o) the risk of potential litigation or regulatory action related to the Proposed Merger, and (p) general competitive, economic, political, and market conditions, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, other potential future acquisitions, (8) the Company’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (9) the Company’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the effectiveness of the Company’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data- corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (12) the Company’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (13) the impact, extent and timing of technological changes, (14) concentrations of credit or deposit exposure, (15) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (16) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (17) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Additionally, the Company presents adjusted risk-weighted assets, adjusted common equity tier 1 capital and adjusted total risk-based capital to show the impact if all available-for-sale securities were sold. Adjusted risk-weighted assets excludes the book value and net unrealized loss of the available-for-sale securities portfolio. Adjusted common equity tier 1 and adjusted total risk-based capital includes the portion of accumulated other comprehensive income related to available-for-sale securities that the Company has elected to remove from the capital calculations in accordance with the capital rules. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. Also, since investors may assess the Company’s capital adequacy with the impact of the net unrealized losses on available-for-sale securities, the Company believes that it is useful to provide investors the ability to assess the Company’s capital adequacy as if all available-for-sale securities were sold. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

3 1Q 2025 Results 1 Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Reported Adjusted1 Diluted earnings per common share $0.84 $0.85 Pre-Tax Pre-Provision Net Revenue ($mm) $51.1 $52.1 Net interest margin (tax-equivalent basis) 3.55% 3.55% Efficiency Ratio 60.9% 59.9% Return on average assets 1.21% 1.23% Return on average tangible common equity1 11.9% 12.3% Key highlights Earnings • 1Q25 net income of $39.4 million and $40.1 million on an adjusted basis1 • ROAA of 1.21% and adjusted ROAA1 of 1.23% • Net interest margin (“NIM”) expansion of 5 basis points to 3.55% Balance Sheet • 7.14% annualized growth in Loans HFI or $169 million • Growth in core deposits amidst managed runoff of higher cost deposits • Margin improvement driven by improved cost of funds, compared to lower yields on earning assets Credit • ACL coverage ratio of 1.54% • Annualized net charge-offs of 0.14% in the quarter • NPA/Assets ratio down 9 basis points to 0.84% Capital • Capital position remains strong – • Tangible Common Equity to Tangible Assets1 10.5% • CET 1 Ratio 12.8% & Total Risk-Based Capital 15.2% (preliminary) • C&D and CRE concentration ratios within target ranges M&A • On March 31, 2025 the Company announced its merger with Southern States Bancshares Inc. (“Southern States”) (NYSE: SSBK)

4 1Q 2025 Earnings Quarter ended $ Change from $ in thousands, except per share data 1Q25 4Q24 1Q24 4Q24 1Q24 Total Revenue 130,673 130,378 107,452 295 23,221 Provision for credit losses 2,292 7,084 782 (4,792) 1,510 Noninterest Expense 79,549 73,174 72,420 6,375 7,129 Pre-tax income 48,832 50,120 34,250 (1,288) 14,582 Income tax expense 9,471 12,226 6,300 (2,755) 3,171 Noncontrolling Interest 0 8 0 (8) 0 Net income 39,361 37,886 27,950 1,475 11,411 Selected items impact1 747 1,949 11,940 (1,202) (11,193) Adjusted net income2 40,108 39,835 39,890 273 218 Diluted earnings per share $ 0.84 $ 0.81 $ 0.59 $ 0.03 $ 0.25 Adjusted Diluted earnings per share2 $ 0.85 $ 0.85 $ 0.85 $ 0.00 $ 0.00 • Strong revenue in 1Q25 considering the short quarter and improved revenue versus the prior quarter • 1Q25 credit costs impacted by one notable charge-off during the quarter • Expenses higher in 1Q25 driven by higher performance-based incentives, seasonal HR related expenses, and a non-recurring 4Q24 franchise tax benefit Selected Items Impact1 1Q25 Income before income taxes 48,832 Less gain from securities, net 16 Less (loss) from sales or write-downs of premises and equipment, other real estate owned and other assets, net (625) Plus merger and integration costs 401 Income tax expense, adjusted for items above 9,734 Adjusted Net Income2 40,108 Net Income 39,361 Selected items impact1 747 1 Non-GAAP financial measure; Represents the aggregate total of items that comprise the difference between Net Income and Adjusted Net Income. See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

5 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q25 calculation is preliminary and subject to change. $2.64 $2.57 $2.48 $0.84 $2.92 $3.01 $3.40 $0.85 2022 2023 2024 YTD 2025 Earnings per share Adjusted earnings per share Earnings per Share $12 $12 $15 $17 $19 $22 $25 $23 $26 $28 $29 $14 $14 $20 $22 $25 $27 $30 $28 $31 $34 $34 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 TBVPS BVPS 15.0% 15.1% 15.1% 15.2% 15.2% 1Q24 2Q24 3Q24 4Q24 1Q25 0.73% 0.79% 0.96% 0.87% 0.79% 1Q24 2Q24 3Q24 4Q24 1Q25 $51.2 $52.4 $53.8 $59.8 $52.1 1Q24 2Q24 3Q24 4Q24 1Q25 Book Value per Share Total RBC Ratio2 NPLs / Total Loans HFIAdjusted ROATCE1Adjusted PPNR1 (in millions) 1 1 $1,229 $1,251 $1,313 $1,319 $1,354 13.5% 13.1% 12.7% 12.2% 12.3% 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Common Equity Adj ROATCE11

6 Net Interest Margin $100.2 $103.3 $106.6 $109.0 $108.4 3.42% 3.57% 3.55% 3.50% 3.55% 1Q24 2Q24 3Q24 4Q24 1Q25 FTE NII / NIM Trend ($ in millions) Net Interest Income (NII) Net Interest Margin (NIM) Highlights Net Interest Income Rollforward ($ in thousands) 4Q24 Net Interest Income $ 109,004 Impact of loan rate changes (2,507) Impact of loan volume changes 1,888 Impact of deposit rate changes 4,976 Impact of deposit volume changes (545) Day count (2,066) Impact of change in cash & other (2,423) 1Q25 Net Interest Income $ 108,427 • Net Interest Income (NII) impacted by – two fewer days in the quarter, lower yields on earning assets, and lower cash balances • Partially offset by deposit cost management and higher loan balances • Timing of 1Q25 loan growth was towards the back half of the quarter

7 Noninterest Income & Expense • Noninterest income relatively flat QoQ on a reported and adjusted basis1 – • Mortgage banking was up $1.8MM or ~17% QoQ, driven by higher lock volumes in 1Q25 • Lower swap fees and other fee-based revenue in the shorter quarter • 4Q24 Noninterest income includes ~$2.3MM in non-recurring fixed asset write downs • Noninterest expense up ~$6MM QoQ – • ~$3.4MM due to higher performance- based incentives and seasonal HR related compensation expenses • ~$2.6MM one-time franchise tax benefit in 4Q24 $72.4 $73.2 $79.6 67.4% 56.1% 60.9% 1Q24 4Q24 1Q25 Noninterest Expense ($ millions) Non-interest Expense Efficiency Ratio $71.9 $72.7 $79.1 58.1% 54.6% 59.9% 1Q24 4Q24 1Q25 Core Noninterest Expense ($ millions) Core Non-interest Expense Core Efficiency Ratio $8.0 $22.0 $23.0 $23.6 $24.2 $23.6 1Q24 4Q24 1Q25 Noninterest Income ($ millions) Non-Interest Income Core Non-Interest Income Highlights 1 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 1 1 1

8 Loans HFI $9.29 $9.31 $9.48 $9.60 $9.77 6.64% 6.70% 6.70% 6.51% 6.41% 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Loans HFI / Total Yield ($ billions) Loans HFI Total Loan HFI Yield 1-4 family 17% 1-4 family HELOC 6% Multifamily 7% C&D 10% CRE 22% C&I 32% Other 6% Portfolio Mix $9.8 Billion • Continued focus on organic growth through quality relationships in markets across our footprint • Loans HFI ending balances grew $169MM or 7.14% on an annualized basis – • Net increases of $92MM C&I, $68MM Consumer and other, $55MM CRE Non-OO, and $22MM Residential real estate • $65MM decrease in Construction loans through continued management of concentration ratios 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. 1 2

9 Residential Development 42% Commercial 29% Consumer 17% Multifamily 12% Construction 32% Land 7% Lots 3% Office 17% Retail 22% Hotel 15% Warehouse/Industrial 16% Land-Manufactured Housing 5% Self Storage 6% Healthcare Facility 4% Assisted Living Facility 7% Other 8% Diversified loan portfolio CRE2 exposure by type Note: Data as of March 31, 20251 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&D exposure by type C&I1 Exposure by Industry ($ millions) Industry C&I CRE-OO Total % of Total Real estate rental and leasing $ 278 $240 $518 17% Finance and insurance 284 17 301 10% Manufacturing 174 117 291 9% Other services (except public administration) 75 199 274 9% Retail trade 87 174 261 8% Wholesale trade 119 78 197 6% Health care and social assistance 59 121 180 6% Construction 108 68 176 5% Professional, scientific and technical services 127 37 164 5% Accommodation and food services 56 107 163 5% Transportation and warehousing 85 63 148 5% Information 115 13 128 4% Administrative, support, waste management & remediation services 69 14 83 3% Educational services 40 19 59 2% Other 107 89 196 6% Total $1,783 $1,356 $3,139 100% Land 22% Retail 2% Other 5% Construction 13% Land 4%

10 Nashville 54% Memphis 10% Knoxville 3% Huntsville 5% Birmingham 11% Chattanooga 2% Other 6% Communities 9% Class A 28% Class B 38% Class C 11% Under $2 Million 23% Office exposure • Office loans as of 1Q25 – • Represent ~4% of total Loans HFI population • ~98% of portfolio is pass rated and current • ~26% of portfolio matures by year-end 2026 • 50% fixed rate & 50% floating rate • Continuous monitoring of office loans greater than $2 million shows minimal concerns • Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors Geographic exposure Note: Data as of March 31, 2025. Data is only non-owner occupied CRE & C&D loans. Data excludes medical office buildings. Credit detail by class Class Outstanding Avg. Balance Wtd. Avg. LTV Wtd. Avg Occupancy Class A > $2 million $107.7 $9.0 54.4% 92.7% Class B > $2 million 144.1 6.3 63.2% 81.0% Class C > $2 million 42.7 4.7 64.1% 78.2% Total > $2 million $294.5 $6.7 60.1% 84.9% Total < $2 million 87.6 0.1 N/A N/A Total Office $382.1 $1.9 N/A N/A Exposure by class

11 Valuable deposit base Cost of deposits 20.8% 20.9% 20.3% 18.9% 19.3% 2.76% 2.77% 2.83% 2.70% 2.54% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest-bearing as % of total deposits Cost of total deposits (%) $4,866 $4,675 $4,676 $4,853 $4,869 $4,085 $4,271 $4,887 $4,802 $4,696 $1,554 $1,522 $1,413 $1,555 $1,638 $10,505 $10,468 $10,976 $11,210 $11,203 1Q24 2Q24 3Q24 4Q24 1Q25 Consumer Commercial Public Deposits by customer segment ($mm) • Granular deposit base and strong markets create a valuable and solid funding base • Increase in noninterest-bearing deposits driven by a seasonal increase in mortgage escrow deposits • Improved cost of deposits due to active management of brokered and higher cost non- relationship deposit portfolios Highlights Noninterest -bearing checking 19% Interest- bearing checking 25% Money market 37% Savings 3% Time 16% 44% Checking accounts 1Q25 Deposit composition

12 Asset Quality Metrics 0.58% 0.63% 0.76% 0.69% 0.63% 0.17% 0.18% 0.23% 0.24% 0.21% 0.75% 0.81% 0.99% 0.93% 0.84% 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Assets / Assets Other NPAs Optional GNMA repurchase • 1Q25 ACL coverage ratio of 1.54% • Recent charge-off activity due to credit specific situations, not thematic across the portfolio • Loan growth in the quarter drove offsetting reserve build • Nonperforming asset levels continue declining and ratios improving $152 $155 $156 $152 $151 1.63% 1.67% 1.65% 1.58% 1.54% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses & Coverage Ratio ($ millions) ACL ACL Coverage Ratio $782 $2,224 $1,914 $7,084 $2,292 0.02% 0.02% 0.03% 0.47% 0.14% 1Q24 2Q24 3Q24 4Q24 1Q25 Provision for Credit Losses & Net Charge Offs ($ thousands) Provision for Credit Losses NCO Ratio (ann.) 1 1 Includes other real estate owned and repossessed assets–see page 11 of the First Quarter 2025 Financial Supplement. Highlights

13 1.63% 1.07% 1.20% 0.87% 2.94% 1.46% 1.66% 1.81% 4.05% 1.58% 0.99% 1.22% 0.88% 2.91% 1.61% 1.57% 1.82% 3.90% 1.54% 0.87% 1.31% 0.89% 2.51% 1.76% 1.60% 1.82% 3.59% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 1Q24 4Q24 1Q25 Allowance Modeling & Reserve Allocation ACL on loans HFI / Loans HFI by category  Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1 Source: Moody’s “March 2025 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. For the quarter ended For the year ended 2Q25 3Q25 2025 2026 2027 2028 GDP(bcw$) $23,781.80 $23,879.20 $23,972.90 $24,381.70 $24,699.10 $25,241.80 Annualized % Change 1.8% 1.6% 1.6% 1.9% 2.0% 2.2% Total Employment (millions) 159.4 159.7 159.8 160.4 160.7 161.2 Unemployment Rate 4.1% 4.1% 4.1% 4.2% 4.2% 4.1% CRE Price Index 307.2 307.3 307.2 317.6 337.0 354.2 NCREIF Property Index: Rate of Return 1.1% 1.1% 1.1% 1.3% 1.6% 1.9%

14 Capital & Liquidity Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,740mm 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q25 calculation is preliminary and subject to change. 3 Includes capacity from internal policy and does not include loans held at the REIT that could be pledged for additional capacity. Capital & Liquidity: • Balance sheet structure provides multiple options to increase returns • Executed ~$10MM in share buy backs during the quarter • Securities portfolio makes up 12% of total assets and does not include any HTM securities • 1Q25 available sources of liquidity – • $1.5 billion On-balance sheet • $7.0 billion Total other sources3 On-balance sheet liquidity ($mm) $1,385 $1,414 $1,462 $1,644 $1,498 11.3% 11.5% 11.5% 12.7% 11.6% 1Q24 2Q24 3Q24 4Q24 1Q25 On-balance sheet liquidity On-balance sheet liquidity / tangible assets Capital Position 1Q24 4Q24 1Q25 Shareholder’s Equity/Assets 11.8% 11.9% 12.2% TCE/TA1 9.99% 10.2% 10.5% Common Equity Tier 12 12.6% 12.8% 12.8% Tier 1 Risk-Based2 12.8% 13.1% 13.1% Total Risk-Based2 15.0% 15.2% 15.2% AOCI Adjusted Ratios:1,2 Adj. Common Equity Tier 1 12.1% Adjusted Total Risk-Based 14.5% 1

15 Mortgage performance in 1Q 2025 • Mortgage segment pre-tax net contribution of $1.5 million in 1Q25 • Mortgage segment profitability has stabilized delivering positive pre-tax net contribution over the last 5 quarters • Increased 1Q25 revenue driven by higher mortgage production amidst lower rates during the first quarter 2.65% 2.84% 2.84% 2.71% 2.51% 1Q24 2Q24 3Q24 4Q24 1Q25 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $320 $336 $314 $258 $329 $57 $49 $67 $58 $53 $377 $385 $381 $316 $382 1Q24 2Q24 3Q24 4Q24 1Q25 Purchase Refinance Highlights Mortgage Banking Segment ($ thousands) 1Q24 4Q24 1Q25 Total Revenue $ 13,784 $ 12,274 $ 14,254 (Reversals of) provisions for loan losses (56) (49) 103 Noninterest expense 12,225 12,131 12,640 Pre-tax net contribution after allocations 1,615 192 1,511 Total Assets 568,416 603,047 646,352 Efficiency Ratio 88.7% 98.8% 88.7% Core Efficiency Ratio1 89.1% 98.8% 87.9% 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

16 FBK & SSBK Combination Status  Deal announced on March 31, 2025  Integration office has been established  Teams from both institutions beginning to collaborate  Workstreams established & timelines being formed Strategically Compelling • Furthers FB Financial’s expansion strategy into high value contiguous markets • Creates one of the highest performing banking franchises in the Southeast’s best markets • Combines two well-operated banks with strong cultural and business model alignment Financially Attractive • Compelling earnings accretion – low double-digit accretion with fully realized cost savings • Top quartile profitability amongst peers • Manageable tangible book value dilution, earned back in under two years • Strong pro forma capital ratios with loan concentrations well below industry guidelines Positioned for Future Success • Southern States’ conservative underwriting and strong historical asset quality mitigate risk • Thorough due diligence process • Powerful combination for shareholders, employees, customers, and communities Pro Forma Footprint

17 Appendix

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

23 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

24 GAAP reconciliations and use of non-GAAP financial measures Adjusted total risk-based capital

25 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

26 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratio (tax-equivalent basis)

27 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency ratio (tax-equivalent basis)

28 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

29 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

30 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

32 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures

33 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures